Exhibit 99.1

AssetMark Reports $100.8B Platform Assets for Second Quarter 2023

CONCORD, Calif., August 2, 2023 (GLOBE NEWSWIRE) — AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced financial results for the quarter ended June 30, 2023.

Second Quarter 2023 Financial and Operational Highlights

•Net income for the quarter was $32.9 million, or $0.44 per share.
•Adjusted net income for the quarter was $41.2 million, or $0.55 per share, on total revenue of $183.2 million.
•Adjusted EBITDA for the quarter was $60.4 million, or 33.0% of total revenue.
•Platform assets increased 22.7% year-over-year to $100.8 billion. Quarter-over-quarter platform assets were up 4.7%, due to market impact net of fees of $2.9 billion, and quarterly net flows of $1.7 billion.
•Year-to-date annualized net flows as a percentage of beginning-of-year platform assets were 7.3%.
•More than 2,700 new households and 188 new producing advisors joined the AssetMark platform during the second quarter. In total, as of June 30, 2023, there were over 9,300 advisors (over 3,000 were engaged advisors) and over 247,000 investor households on the AssetMark platform.
•We realized an 20.2% annualized production lift from existing advisors for the second quarter, indicating that advisors continued to grow organically and increase wallet share on our platform.
“AssetMark continues to grow, adding 188 new producing advisors and $1.7 billion of net flows in the second quarter. We ended the quarter with over $100 billion of platform assets, an all-time high. Our financial results were strong, highlighted by all-time highs in revenue, adjusted EBITDA, adjusted net income and adjusted EPS – each of which increased by more than 20% year-over-year. Our 2023 Net Promoter Score was a record 72, eclipsing our previous record by 5 points – a powerful testament to the value we bring to our over 9,300 advisors,” said AssetMark CEO Natalie Wolfsen. “The first half of the year has been outstanding, and I am excited to deliver what we have planned for advisors in the second half of 2023.”

Second Quarter 2023 Key Operating Metrics

2Q22	2Q23	Variance per year
Operational metrics:			
Platform assets (at period-beginning) (millions of dollars)	90,818	96,203	5.9%
Net flows (millions of dollars)	1,363	1,695	24.3%
Market impact net of fees (millions of dollars)	(10,054)	2,864	NM
Acquisition impact (millions of dollars)	-	-	NM
Platform assets (at period-end) (millions of dollars)	82,127	100,762	22.7%
Net flows lift (% of beginning of year platform assets)	1.5%	1.9%	40 bps
Advisors (at period-end)	8,688	9,323	7.3%
Engaged advisors (at period-end)	2,663	3,032	13.9%
Assets from engaged advisors (at period-end) (millions of dollars)	74,994	93,109	24.2%
Households (at period-end)	220,172	247,934	12.6%
New producing advisors	193	188	(2.6%)
Production lift from existing advisors (annualized %)	17.4%	20.2%	280 bps
Assets in custody at ATC (at period-end) (millions of dollars)	63,055	74,074	17.5%
ATC client cash (at period-end) (millions of dollars)	3,700	2,942	(20.5%)
Financial metrics:			
Total revenue (millions of dollars)	151	183	21.2%
Net income (millions of dollars)	25.3	32.9	29.7%
Net income margin (%)	16.8%	17.9%	110 bps
Capital expenditure (millions of dollars)	10.0	11.2	12.7%
Non-GAAP financial metrics:			
Adjusted EBITDA (millions of dollars)	49.6	60.4	21.7%
Adjusted EBITDA margin (%)	32.8%	33.0%	20 bps
Adjusted net income (millions of dollars)	32.4	41.2	27.2%

Note: Percentage variance based on actual numbers, not rounded results
All metrics include Adhesion data, except "New producing advisors," "Production lift from existing advisors" and AssetMark Trust Company (ATC) related metrics

Webcast and Conference Call Information

AssetMark will host a live conference call and webcast to discuss its second quarter 2023 results. In conjunction with this earnings press release, AssetMark has posted an earnings presentation on its investor relations website at http://ir.assetmark.com. Conference call and webcast details are as follows:

•Date: August 2nd, 2023
•Time: 2:00 p.m. PT; 5:00 p.m. ET
•Phone: Listeners can pre-register for the conference call here: https://www.netroadshow.com/events/login?show=ff486112&confId=52727. Upon registering, you will be provided with participant dial-in numbers, passcode and unique registrant ID. In the 10 minutes prior to the call start time, you may use the conference access information (dial in number, direct event passcode and registrant ID) provided in the confirmation email received at the point of registering to join the call directly.

•Webcast: http://ir.assetmark.com. Please access the website 10 minutes prior to the start time. The webcast will be available in recorded form at http://ir.assetmark.com for 14 days from August 2nd, 2023.

About AssetMark Financial Holdings, Inc.

AssetMark operates a wealth management platform that powers independent financial advisors and their clients. Together with our affiliates Voyant and Adhesion Wealth, we serve advisors of all models at every stage of their journey with flexible, purpose-built solutions that champion client engagement and drive efficiency. Our ecosystem of solutions equips advisors with services and capabilities that would otherwise require significant investments of time and money, ultimately enabling them to deliver better investor outcomes and enhance their productivity, profitability and client satisfaction.

Founded in 1996 and based in Concord, California, the company has over 1,000 employees. Today, the AssetMark platform serves 9,300 financial advisors and roughly 247,000 investor households. As of June 30, 2023, the company had $100.8 billion in platform assets.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including our business strategies, our operating and financial performance and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” in our
Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information will be set forth in our
Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, which is expected to be filed on August 4th. All information provided in this release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

AssetMark Financial Holdings, Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands except share data and par value)

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 172,818	$ 123,274
Restricted cash	14,000	13,000
Investments, at fair value	16,395	13,714
Fees and other receivables, net	20,482	20,082
Income tax receivable, net	—	265
Prepaid expenses and other current assets	16,532	16,870
Total current assets	240,227	187,205
Property, plant and equipment, net	7,635	8,495
Capitalized software, net	100,335	89,959
Other intangible assets, net	689,388	694,627
Operating lease right-of-use assets	21,289	22,002
Goodwill	487,292	487,225
Other assets	17,671	13,417
Total assets	$ 1,563,837	$ 1,502,930
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$ 1,763	$ 4,624
Accrued liabilities and other current liabilities	78,638	69,196
Income tax payable, net	13,797	—
Total current liabilities	94,198	73,820
Long-term debt, net	93,496	112,138
Other long-term liabilities	17,110	15,185
Long-term portion of operating lease liabilities	27,097	27,924
Deferred income tax liabilities, net	147,497	147,497
Total long-term liabilities	285,200	302,744
Total liabilities	379,398	376,564
Stockholders’ equity:
Common stock, $0.001 par value (675,000,000 shares authorized and 74,172,080 and 73,847,596 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively)	74	74
Additional paid-in capital	950,920	942,946
Retained earnings	233,602	183,503
Accumulated other comprehensive loss	(157)	(157)
Total stockholders’ equity	1,184,439	1,126,366
Total liabilities and stockholders’ equity	$ 1,563,837	$ 1,502,930

AssetMark Financial Holdings, Inc.
Unaudited Condensed Consolidated Statements of Income and Comprehensive Income
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Asset-based revenue	$ 137,336	$ 139,249	$ 268,375	$ 281,325
Spread-based revenue	37,271	7,150	75,534	9,105
Subscription-based revenue	3,693	3,259	7,237	6,577
Other revenue	4,932	1,549	8,648	2,503
Total revenue	183,232	151,207	359,794	299,510
Operating expenses:
Asset-based expenses	39,344	40,266	76,778	81,953
Spread-based expenses	8,003	641	14,560	1,046
Employee compensation	48,099	39,973	95,010	80,263
General and operating expenses	24,354	22,223	50,043	44,282
Professional fees	8,372	5,494	13,765	11,227
Depreciation and amortization	8,684	7,711	17,112	15,180
Total operating expenses	136,856	116,308	267,268	233,951
Interest expense	2,137	1,488	4,484	2,647
Other expense (income), net	(288)	78	19,577	206
Income before income taxes	44,527	33,333	68,465	62,706
Provision for income taxes	11,650	7,993	18,366	15,147
Net income	32,877	25,340	50,099	47,559
Net comprehensive income	$ 32,877	$ 25,340	$ 50,099	$ 47,559
Net income per share attributable to common stockholders:
Basic	$ 0.44	$ 0.34	$ 0.68	$ 0.65
Diluted	$ 0.44	$ 0.34	$ 0.67	$ 0.65
Weighted average number of common shares outstanding, basic	73,986,326	73,631,588	73,938,510	73,601,852
Weighted average number of common shares outstanding, diluted	74,505,158	73,692,278	74,325,580	73,651,172

AssetMark Financial Holdings, Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 50,099	$ 47,559
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,112	15,180
Interest (income) expense, net	(45)	407
Share-based compensation	7,974	6,173
Debt acquisition cost write-down	92	130
Changes in certain assets and liabilities:
Fees and other receivables, net	(863)	(3,145)
Receivables from related party	480	(333)
Prepaid expenses and other current assets	2,954	3,887
Accounts payable, accrued liabilities and other current liabilities	13,614	(13,236)
Income tax receivable and payable, net	14,062	(1,354)
Net cash provided by operating activities	105,479	55,268
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Adhesion Wealth	(3,000)	—
Purchase of investments	(1,528)	(1,780)
Sale of investments	257	361
Purchase of property and equipment	(469)	(1,222)
Purchase of computer software	(20,920)	(17,180)
Purchase of convertible notes	(4,275)	—
Net cash used in investing activities	(29,935)	(19,821)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt, net	—	122,508
Payments on revolving credit facility	—	(115,000)
Payments on term loan	(25,000)	(3,125)
Net cash (used in) provided by financing activities	(25,000)	4,383
Net change in cash, cash equivalents, and restricted cash	50,544	39,830
Cash, cash equivalents, and restricted cash at beginning of period	136,274	89,707
Cash, cash equivalents, and restricted cash at end of period	$ 186,818	$ 129,537
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net	$ 4,298	$ 16,905
Interest paid	$ 5,736	$ 1,376
Non-cash operating and investing activities:
Non-cash changes to right-of-use assets	$ 1,795	$ 2,161
Non-cash changes to lease liabilities	$ 1,795	$ 2,161

Explanations and Reconciliations of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe adjusted EBITDA, adjusted EBITDA margin and adjusted net income, all of which are non-GAAP measures, are useful in evaluating our performance. We use adjusted EBITDA, adjusted EBITDA margin and adjusted net income to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that such non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, such non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.
Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.
Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted EBITDA and adjusted EBITDA margin are useful financial metrics in assessing our operating performance from period to period because they exclude certain items that we believe are not representative of our core business, such as certain material non-cash items and other adjustments such as share-based compensation, strategic initiatives and reorganization and integration costs. We believe that adjusted EBITDA and adjusted EBITDA margin, viewed in addition to, and not in lieu of, our reported GAAP results, provide useful information to investors regarding our performance and overall results of operations for various reasons, including:
•non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance; and
•costs associated with acquisitions and the resulting integrations, debt refinancing, restructuring, litigation and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance.

We use adjusted EBITDA and adjusted EBITDA margin:
•as measures of operating performance;
•for planning purposes, including the preparation of budgets and forecasts;
•to allocate resources to enhance the financial performance of our business;
•to evaluate the effectiveness of our business strategies;
•in communications with our board of directors concerning our financial performance; and
•as considerations in determining compensation for certain employees.

Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and should not be considered in isolation to, or as substitutes for, analysis of our results as reported under GAAP. Some of these limitations are:
•adjusted EBITDA and adjusted EBITDA margin do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•adjusted EBITDA and adjusted EBITDA margin do not reflect changes in, or cash requirements for, working capital needs;
•adjusted EBITDA and adjusted EBITDA margin do not reflect interest expense on our debt or the cash requirements necessary to service interest or principal payments; and
•the definitions of adjusted EBITDA and adjusted EBITDA margin can differ significantly from company to company and as a result have limitations when comparing similarly titled measures across companies.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted EBITDA for the three and six months ended June 30, 2023 and 2022 (unaudited).

	Three Months Ended June 30,		Three Months Ended June 30,
(in thousands except for percentages)	2023	2022	2023	2022
Net income	$ 32,877	$ 25,340	17.9%	16.8%
Provision for income taxes	11,650	7,993	6.4%	5.3%
Interest income	(2,509)	(227)	(1.4)%	(0.2)%
Interest expense	2,137	1,488	1.2%	1.0%
Depreciation and amortization	8,684	7,711	4.7%	5.1%
EBITDA	$ 52,839	$ 42,305	28.8%	28.0%
Share-based compensation(1)	4,152	3,031	2.3%	2.0%
Reorganization and integration costs(2)	3,556	3,313	2.0%	2.2%
Acquisition expenses(3)	(140)	799	(0.1)%	0.5%
Business continuity plan(4)	—	105	—	0.1%
Other (income) expense, net	(10)	78	—	0.1%
Adjusted EBITDA	$ 60,397	$ 49,631	33.0%	32.9%

	Six Months Ended June 30,		Six Months Ended June 30,
(in thousands except for percentages)	2023	2022	2023	2022
Net income	$ 50,099	$ 47,559	13.9%	15.9%
Provision for income taxes	18,366	15,147	5.1%	5.1%
Interest income	(4,560)	(258)	(1.3)%	(0.1)%
Interest expense	4,484	2,647	1.2%	0.9%
Amortization/depreciation	17,112	15,180	4.8%	5.1%
EBITDA	$ 85,501	$ 80,275	23.7%	26.9%
Share-based compensation(1)	7,974	6,173	2.2%	2.1%
Reorganization and integration costs(2)	5,465	6,319	1.5%	2.1%
Acquisition expenses(3)	173	934	0.1%	0.3%
Business continuity plan(4)	(6)	220	—	0.1%
Accrual for SEC matter(5)	20,000	—	5.6%	—
Other expense, net	77	206	—	0.1%
Adjusted EBITDA	$ 119,184	$ 94,127	33.1%	31.6%

(1)“Share-based compensation” represents granted share-based compensation in the form of restricted stock unit, stock option and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
(2)“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
(3)“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a hybrid workforce in 2022.
(5)“Accrual for SEC matter” represents an accrual recognized based on the SEC matter further discussed in Note 12 of notes to unaudited condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Set forth below is a summary of the adjustments involved in the reconciliation from net income and net income margin, the most directly comparable GAAP financial measures, to adjusted EBITDA and adjusted EBITDA margin for three and six months ended June 30, 2023 and 2022 (unaudited), broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$ 4,152	$ —	$ 4,152	$ 3,031	$ —	$ 3,031
Reorganization and integration costs(2)	1,204	2,352	3,556	1,209	2,104	3,313
Acquisition expenses(3)	—	(140)	(140)	—	799	799
Business continuity plan(4)	—	—	—	(2)	107	105
Other (income) expense, net	—	(10)	(10)	—	78	78
Total adjustments to adjusted EBITDA	$ 5,356	$ 2,202	$ 7,558	$ 4,238	$ 3,088	$ 7,326

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.3%	—	2.3%	2.0%	—	2.0%
Reorganization and integration costs(2)	0.7%	1.3%	2.0%	0.8%	1.4%	2.2%
Acquisition expenses(3)	—	(0.1)%	(0.1)%	—	0.5%	0.5%
Business continuity plan(4)	—	—	—	—	0.1%	0.1%
Other (income) expense, net	—	—	—	—	0.1%	0.1%
Total adjustments to adjusted EBITDA margin %	3.0%	1.2%	4.2%	2.8%	2.1%	4.9%

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$ 7,974	$ —	$ 7,974	$ 6,173	$ —	$ 6,173
Reorganization and integration costs(2)	2,269	3,196	5,465	1,995	4,324	6,319
Acquisition expenses(3)	100	73	173	—	934	934
Business continuity plan(4)	—	(6)	(6)	(2)	222	220
Accrual for SEC matter(5)	—	20,000	20,000	—	—	—
Other (income) expense, net	—	77	77	—	206	206
Total adjustments to adjusted EBITDA	$ 10,343	$ 23,340	$ 33,683	$ 8,166	$ 5,686	$ 13,852

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.2%	—	2.2%	2.1%	—	2.1%
Reorganization and integration costs(2)	0.6%	0.9%	1.5%	0.7%	1.4%	2.1%
Acquisition expenses(3)	0.1%	—	0.1%	—	0.3%	0.3%
Business continuity plan(4)	—	—	—	—	0.1%	0.1%
Accrual for SEC matter(5)	—	5.6%	5.6%	—	—	—
Other (income) expense, net	—	—	—	—	0.1%	0.1%
Total adjustments to adjusted EBITDA margin %	2.9%	6.5%	9.4%	2.8%	1.9%	4.7%
(1)“Share-based compensation” represents granted share-based compensation in the form of restricted stock unit, stock option and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
(2)“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
(3)“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a hybrid workforce in 2022.
(5)“Accrual for SEC matter” represents an accrual recognized based on the SEC matter further discussed in Note 12 of notes to unaudited condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Adjusted Net Income

Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. We prepared adjusted net income to eliminate the effects of items that we do not consider indicative of our core operating performance. We have historically not used adjusted net income for internal management reporting and evaluation purposes; however, we believe that adjusted net income, viewed in addition to, and not in lieu of, our reported GAAP results, provides useful information to investors regarding our performance and overall results of operations for various reasons, including the following:
•non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance;
•costs associated with acquisitions and related integrations, restructuring and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance; and
•amortization expense can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; as such, the amortization of intangible assets obtained in acquisitions is not considered a key measure of our operating performance.

Adjusted net income does not purport to be an alternative to net income or cash flows from operating activities. The term adjusted net income is not defined under GAAP, and adjusted net income is not a measure of net income, operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, adjusted net income has limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:
•adjusted net income does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•adjusted net income does not reflect changes in, or cash requirements for, working capital needs; and
•other companies in the financial services industry may calculate adjusted net income differently than we do, limiting its usefulness as a comparative measure.

The schedule set forth below presents the Company’s GAAP results from the Condensed Consolidated Statements of Income (unaudited) for the three and six months ended June 30, 2023 and 2022, with certain line items adjusted for the items described above. Included below is also a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and six months ended June 30, 2023 and 2022 (unaudited).

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Asset-based revenue	$ 137,336	$ 139,249	$ 268,375	$ 281,325
Spread-based revenue	37,271	7,150	75,534	9,105
Subscription-based revenue	3,693	3,259	7,237	6,577
Other revenue	4,932	1,549	8,648	2,503
Total revenue	183,232	151,207	359,794	299,510
Operating expenses:
Asset-based expenses	39,344	40,266	76,778	81,953
Spread-based expenses	8,003	641	14,560	1,046
Adjusted employee compensation(1)	42,743	35,735	84,667	72,097
Adjusted general and operating expenses(1)	23,731	20,561	48,536	41,365
Adjusted professional fees(1)	6,783	4,146	12,009	8,664
Adjusted depreciation and amortization(2)	6,504	5,982	15,180	11,723
Total adjusted operating expenses	127,108	107,331	249,308	216,848
Interest expense	2,137	1,488	4,484	2,647
Adjusted other expenses, net(1)	(278)	—	(500)	—
Adjusted income before income taxes	54,265	42,388	106,502	80,015
Adjusted provision for income taxes(3)	13,023	9,962	25,560	18,804
Adjusted net income	$ 41,242	$ 32,426	$ 80,942	$ 61,211
Net income per share attributable to common stockholders:
Adjusted earnings per share	$ 0.55	$ 0.44	$ 0.67	$ 0.83
Weighted average number of common shares outstanding, diluted	74,505,158	73,692,278	74,325,580	73,651,172

(1) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3) Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and six months ended June 30, 2023 and 2022 (unaudited).

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
Reconciliation of Non-GAAP Presentation	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$ 137,336	$ —	$ 137,336	$ 139,249	$ —	$ 139,249
Spread-based revenue	37,271	—	37,271	7,150	—	7,150
Subscription-based revenue	3,693	—	3,693	3,259	—	3,259
Other revenue	4,932	—	4,932	1,549	—	1,549
Total revenue	183,232	—	183,232	151,207	—	151,207
Operating expenses:
Asset-based expenses	39,344	—	39,344	40,266	—	40,266
Spread-based expenses	8,003	—	8,003	641	—	641
Employee compensation(1)	48,099	(5,356)	42,743	39,973	(4,238)	35,735
General and operating expenses(1)	24,354	(623)	23,731	22,223	(1,662)	20,561
Professional fees(1)	8,372	(1,589)	6,783	5,494	(1,348)	4,146
Depreciation and amortization(2)	8,684	(2,180)	6,504	7,711	(1,729)	5,982
Total operating expenses	136,856	(9,748)	127,108	116,308	(8,977)	107,331
Interest expense	2,137	—	2,137	1,488	—	1,488
Other expenses, net(1)	(288)	10	(278)	78	(78)	—
Income before income taxes	44,527	9,738	54,265	33,333	9,055	42,388
Provision for income taxes(3)	11,650	1,373	13,023	7,993	1,969	9,962
Net income	$ 32,877		$ 41,242	$ 25,340		$ 32,426

(1)Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)Consists of the provision for income taxes under GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
Reconciliation of Non-GAAP Presentation	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$ 268,375	$ —	$ 268,375	$ 281,325	$ —	$ 281,325
Spread-based revenue	75,534	—	75,534	9,105	—	9,105
Subscription-based revenue	7,237	—	7,237	6,577	—	6,577
Other revenue	8,648	—	8,648	2,503	—	2,503
Total revenue	359,794	—	359,794	299,510	—	299,510
Operating expenses:
Asset-based expenses	76,778	—	76,778	81,953	—	81,953
Spread-based expenses	14,560	—	14,560	1,046	—	1,046
Employee compensation(1)	95,010	(10,343)	84,667	80,263	(8,166)	72,097
General and operating expenses(1)	50,043	(1,507)	48,536	44,282	(2,917)	41,365
Professional fees(1)	13,765	(1,756)	12,009	11,227	(2,563)	8,664
Depreciation and amortization(2)	17,112	(4,354)	12,758	15,180	(3,457)	11,723
Total operating expenses	267,268	(17,960)	249,308	233,951	(17,103)	216,848
Interest expense	4,484	—	4,484	2,647	—	2,647
Other expenses, net(1)	19,577	(20,077)	(500)	206	(206)	—
Income before income taxes	68,465	38,037	106,502	62,706	(17,309)	80,015
Provision for income taxes(3)	18,366	7,194	25,560	15,147	3,657	18,804
Net income	$ 50,099		$ 80,942	$ 47,559		$ 61,211
(1) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3) Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.

Set forth below is a summary of the adjustments involved in the reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for three and six months ended June 30, 2023 and 2022 (unaudited), broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$ 32,877			$ 25,340
Acquisition-related amortization(1)	$ —	$ 2,180	2,180	$ —	$ 1,729	1,729
Expense adjustments(2)	1,204	2,212	3,416	1,207	3,010	4,217
Share-based compensation	4,152	—	4,152	3,031	—	3,031
Other (income) expense, net	—	(10)	(10)	—	78	78
Tax effect of adjustments(3)	(1,285)	(88)	(1,373)	(996)	(973)	(1,969)
Adjusted net income	$ 4,071	$ 4,294	$ 41,242	$ 3,242	$ 3,844	$ 32,426

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$ 50,099			$ 47,559
Acquisition-related amortization(1)	$ —	$ 4,354	4,354	$ —	$ 3,457	3,457
Expense adjustments(2)	2,369	23,263	25,632	1,993	5,480	7,473
Share-based compensation	7,974	—	7,974	6,173	—	6,173
Other (income) expense, net	—	77	77	—	206	206
Tax effect of adjustments(3)	(2,482)	(4,712)	(7,194)	(1,919)	(1,738)	(3,657)
Adjusted net income	$ 7,861	$ 22,982	$ 80,942	$ 6,247	$ 7,405	$ 61,211
(1)Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)Consists of the provision for income taxes under GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.

Contacts
Investors:
Taylor J. Hamilton, CFA
Head of Investor Relations
InvestorRelations@assetmark.com

Media:
Alaina Kleinman
Head of PR & Communications
alaina.kleinman@assetmark.com

SOURCE: AssetMark Financial Holdings, Inc.